                MBfUSA, INC. AND SUBSIDIARIES

                PROFORMA BALANCE SHEETS

                                                                  Debt to equity     Indonesia factory   Proforma Balances
                                             September 30, 1995   Conversion by      Injection by        October 31,1995
                                             ------------------   October 31, 1995   October 31, 1995    -----------------
                                                (Unaudited)                                                (Unaudited)


                            ASSETS

CURRENT ASSETS:
        Cash and cash equivalents              $       20,250          $                  $                 $      20,250
        Accounts receivable - trade,
         net of allowance for doubtful
         accounts of $51,001 in 1995 and
         $144,009 in 1994                           5,445,361                                                   5,445,361
        Note receivable from affiliate                  --
        Inventories                                 9,174,150                                                   9,174,150
        Prepaid expenses                              423,457                                                     423,457
        Other current assets                          184,223                                                     184,223
                                                -------------                                               -------------
            Total current assets                   15,247,441                                                  15,247,441
                                                -------------                                               -------------
 PROPERTY, PLANT AND EQUIPMENT:
        Building Improvements                          21,744                                                      21,744
        Equipment, furniture and
        fixtures                                      463,738                                                     463,738
                                                -------------                                               -------------

            Total property, plant and
            equipment                                 485,482                                                     485,482
        Less - Accumulated depreciation              (198,498)                                                   (198,498)
                                                -------------                                               -------------
            Property, plant and equipment,
            net                                       286,984                                                     286,984
                                                -------------
INVESTMENT IN LABORATORY SPECIALISTS, INC.          1,059,367                                                   1,059,367
                                                -------------                                               -------------
INVESTMENT IN INDONESIAN COMPANY                        --                                 1,087,769            1,087,769
                                                -------------                             ----------        -------------
OTHER ASSETS:
        Goodwill, net of accumulated
         amortization of $308,491 in 1995
         and $236,222 in 1994                       1,441,509                                                   1,441,509
        Trademarks and license rights,
         net of accumulated amortization
         of $41,477 in 1995 and $36,532
         in 1994                                      311,184                                                     311,184
       Due from affiliates/shareholders             1,459,538                                                   1,459,538
       Other assets                                   115,728                                                     115,728
                                                -------------                                               -------------

            Total other assets                      3,327,959                                                   3,327,959
                                                -------------                                               -------------


                                                $  19,921,751          $        0         $1,087,769        $  21,009,520
                                                =============          ==========         ==========        =============


 The accompanying notes to unaudited consolidated financial statements are an integral part of these proforma balance sheets.

                        MBf USA, INC. AND SUBSIDIARIES

                            PROFORMA BALANCE SHEETS


                                                             Debt to equity      Indonesia factory    Proforma Balances
                                       September 30, 1995    Conversion by       Injection by         October 31, 1995
                                       ------------------    October 31, 1995    October 31, 1995     ----------------
                                         (Unaudited)                                                     (Unaudited)

                 LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Trade notes payable to bank           $ 1,369,000            $                   $                     $    1,369,000
    Notes payable and current
     portion of long-term
     obligations                            2,703,542                                                           2,703,542
    Accounts payable - trade                5,813,134                                                           5,813,134
    Due to afilliates/shareholders          2,490,853             (1,200,000)                                   1,290,853
    Accrued expenses                        1,104,326                                                           1,104,326
                                          -----------             ----------                                   ----------
        Total current liabilities          13,481,755             (1,200,000)                                  12,281,755
                                          -----------             ----------                                   ----------

LONG-TERM OBLIGATIONS                       6,463,125                                                           6,463,125
                                          -----------                                                          ----------
DUE TO AFFILIATES                             775,732                                                             775,732
                                          -----------                                                          ----------

SHAREHOLDERS' EQUITY:
    Series A common stock, $.01 par
     value, 12,525,374 shares
     authorized, 12,525,374 shares
     issued and outstanding                   125,253                                                             125,253
    Common stock, $.01 par value,
     40,000,000 shares authorized,
     12,247,427 shares issued at
     September 30, 1995                       122,475                 25,098                 25,507               173,080
    Additional paid-in capital              4,973,195              1,174,902              1,062,282             7,210,359
    Retained Earnings (Deficit)            (4,696,748)                                                         (4,696,748)
    Less - Common stock in treasury
     at cost 1,300,000 shares at
     September 30, 1995                    (1,323,036)                                                         (1,323,036)
                                          -----------            -----------         --------------          ------------
        Total shareholders' equity           (798,861)             1,200,000              1,087,769             1,488,908
                                          -----------            -----------         --------------          ------------
                                          $19,921,751            $         0         $    1,087,769          $ 21,009,520
                                          ===========            ===========         ==============          ============

The accompanying notes to unaudited consolidated financial statements are an integral part of these proforma balance sheets.

[AMERICAN HEALTH PRODUCTS LETTERHEAD]

MBf USA, Inc. and Subsidiaries
Notes to Proforma Balance Sheet

Note 1 - The proforma balance sheet includes the conversion of debt to equity. At September 30, 1995, MBf International Ltd., the majority shareholder of MBf USA, Inc. (the "Company"), has advanced the Company $1.2 million. This debt will be converted to equity equal to 2,509,804 shares of common stock of the Company. The Company completed this transaction on October 30, 1995. This will increase the total number of common shares outstanding from to 12,247,427 to 14,757,231 shares.

Note 2 - The proforma balance sheet includes the injection of a 70% interest in an Indonesian glove manufacturing company, PT Buana Multiocorpora comprising of 1,365 shares of par value Indonesian Rupiah 2,167,000 each (equivalent to US$1,000.00 each) of which US$350,000.00 has been paid up and a note receivable with a face value of US$737,769.00 for a total aggregate value of US$1,219,563.00.
         Since these transactions are between companies under common control, the carryover basis has been used to record the assets received (ie US$1,087,769). The Indonesian company is currently owned 70% by MBf International Ltd. which will exchange its 70% interest equity in the Indonesian company for 2,550,720 shares of common stock of MBf USA, Inc. The Company completed this transaction on October 31, 1995. The total number of common shares outstanding will further increase to 17,307,951 shares.

Note 3 - For the purpose of this proforma balance sheet only, and not to infer any estimate of future earnings or forecasts, the proforma balance sheet assumes no profit or loss in the month of October 1995 for MBf USA, Inc. or the Indonesian company, PT Buana Multicorpora. The Company's net worth is expected to be approximately $1.488 million after the completion of these transactions.